UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2015

WESTBURY BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35871	46-1834307
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 South Main Street, West Bend, Wisconsin	53095
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (262) 334-5563

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 17, 2015, Westbury Bancorp, Inc. (the “Company”) held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered and voted on the following matters, with a breakdown of the votes cast set forth below.

1.	The election of directors.

	For	Withheld	Broker Non-Votes

Raymond F. Lipman	2,787,586	258,924	1,020,302

William D. Gehl	2,829,780	216,730	1,020,302

Andrew J. Gumm	2,783,586	262,924	1,020,302

2.    The ratification of the appointment of McGladrey LLP as independent registered public accounting firm of the Company for the fiscal year ending September 30, 2015.

For	Against	Abstain

3,874,955	155,504	36,353

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTBURY BANCORP, INC.
DATE: June 19, 2015	By:	/s/ Raymond F. Lipman
Raymond F. Lipman
Chairman and Chief Executive Officer

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